UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 21, 2010

ENDWAVE CORPORATION
(Exact name of registrant as specified in its charter)

Delaware
(State or other jurisdiction of incorporation)

000-31635	95-4333817
(Commission File No.)	(IRS Employer Identification No.)

130 Baytech Drive San Jose, California 95134
(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code (408) 522-3100

N/A
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

⃞ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

⃞ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

⃞ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

⃞ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01.  ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

On January 21, 2010, Endwave Corporation (“Endwave”) entered into a Stock Purchase Agreement with Oak Investment Partners XI, Limited Partnership (“Oak”), pursuant to which Endwave repurchased the 300,000 shares of Endwave Series B Preferred Stock held by Oak for $36 million in cash.  Such shares had entitled Oak to a liquidation preference equal to its original investment of $45 million before any proceeds from a liquidation or sale of the company would have been paid to the holders of Endwave’s common stock.  Oak originally acquired such shares in April 2006.  Endwave and Oak also agreed to terminate the Preferred Stock and Warrant Purchase Agreement, dated as of April 24, 2006, between Endwave and Oak, and Eric Stonestrom, Oak’s designee to the Endwave Board of Directors, resigned from Endwave’s board of directors, each effective on January 21, 2010.  In addition, Oak agreed that neither it nor its affiliates would directly or indirectly participate in any acquisition of shares or assets of the Company, or seek to control or influence the management or board of directors of the Company, for five years.  The Stock Purchase Agreement is attached as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

On January 21, 2010, Endwave announced the stock repurchase and the other matters described above via press release.  Such press release is attached as Exhibit 99.2 to this Current Report on Form 8-K and is incorporated herein by reference.

ITEM 1.02.  TERMINATION OF A MATERIAL DEFINITIVE AGREEMENT

The discussion regarding the termination of the Preferred Stock and Warrant Purchase Agreement in Item 1.01 is incorporated herein by reference.

ITEM 3.03.  MATERIAL MODIFICATION TO RIGHTS OF SECURITY HOLDERS.

          The discussion regarding the termination of the Preferred Stock and Warrant Purchase Agreement in Item 1.01 is incorporated herein by reference.

ITEM 5.02.  DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS.

The discussion regarding the resignation of Eric Stonestrom from Endwave’s board of directors in Item 1.01 is incorporated herein by reference.

ITEM 9.01.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

Exhibit No.	Exhibit Title
99.1	Stock Purchase Agreement, dated as of January 21, 2010, between Endwave and Oak.
99.2	Press release, dated January 21, 2010.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, Endwave Corporation has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ENDWAVE CORPORATION

Dated:	January 21, 2010	By:	/s/ CURT P. SACKS
Curt P. Sacks
		Title:	Chief Financial Officer and Senior Vice President